                                                      Registration No. 333-_____

    As filed with the Securities and Exchange Commission on February 11, 2000

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        --------------------------------

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                                     38-3306717
      (State or other Jurisdiction                        (I.R.S. Employer
    of incorporation or organization)                  Identification Number)

            4000 TOWN CENTER                               (248) 386-8300
               SUITE 1100                           (Telephone number, including
       SOUTHFIELD, MICHIGAN 48075                    area code, of registrant's
    (Address, including zip code, of                principal executive offices)
Registrant's principal executive offices)


                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                            LONG TERM INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                             RICHARD D. HELPPIE, JR.
                             CHIEF EXECUTIVE OFFICER
                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                                4000 TOWN CENTER
                                   SUITE 1100
                           SOUTHFIELD, MICHIGAN 48075
                                 (248) 386-8300
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
                               Amount to be         Proposed maximum       Proposed maximum           Amount of
Title of each                  registered(1)       offering price per     aggregate offering     registration fee(2)
class of securities                                     share(2)               price(2)
to be registered
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value          3,100,000               $15.25               $47,275,000             $12,481
$.01 per share
----------------------------------------------------------------------------------------------------------------------


(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on February 10, 2000.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


         The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-31547, which was filed with the Commission on July 18, 1997 is incorporated by reference in this S-8 Registration Statement.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, State of Michigan, on the 10th day of February, 2000.

                                        Superior Consultant Holdings Corporation



                                        By: /s/ James T. House
                                           -------------------------------------
                                           James T. House,
                                           Chief Financial Officer




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


                                POWER OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints Richard T. Saslow and James T. House, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Superior Consultant Holdings Corporation) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the dates set forth below.


                    SIGNATURE                                       TITLE                             DATE
                    ---------                                       -----                             ----

/s/ Richard D.  Helppie, Jr.
----------------------------------------
Richard D. Helppie, Jr.                            Chairman, Chief Executive Officer and    February 10, 2000
(Principal Executive Officer)                      Director


/s/ James T. House
----------------------------------------
James T. House (Principal Financial and            Chief Financial Officer                  February 9, 2000
Accounting Officer)


/s/ Richard P. Saslow
----------------------------------------
Richard P. Saslow                                  Vice President, General Counsel and      February 9, 2000
                                                   Director


/s/ Charles O. Bracken
----------------------------------------
Charles O. Bracken                                 Vice Chairman, Executive                 February 10, 2000
                                                   Vice President and Director


/s/ Reginald M. Ballantyne III
----------------------------------------
Reginald M. Ballantyne III                         Director                                 February 11, 2000


/s/ Bernard J. Lachner
----------------------------------------
Bernard J. Lachner                                                Director                  February 10, 2000


/s/ Kenneth S. George
----------------------------------------
Kenneth S. George                                                 Director                  February 11, 2000


/s/ John L. Silverman
----------------------------------------
John L. Silverman                                                 Director                  February 10, 2000


/s/ Douglas S. Peters
----------------------------------------
Douglas S. Peters                                                 Director                  February 10, 2000


/s/ C. Everett Koop
----------------------------------------
C. Everett Koop                                                   Director                  February 11, 2000




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                                 EXHIBIT INDEX


Exhibit
 Number                          Description of Exhibit
-------                          ----------------------

  4.1       Certificate of Incorporation of Superior Consultant Holdings
            Corporation(1)

  4.2       By-Laws of Superior Consultant Holdings Corporation(1)

  4.3 First Amendment to Superior Consultant Holdings Corporation Long Term Incentive Plan

  4.4 Second Amendment to Superior Consultant Holdings Corporation Long Term Incentive Plan.

   5        Opinion of Sachnoff & Weaver, Ltd.

   23       Consent of Grant Thornton LLP

   24       Powers of Attorney (contained on the signature page hereto)




----------
(1) Incorporated by reference from the Company's Registration Statement on Form S-1 as filed with the SEC on August 15, 1996 (File No. 333-10213), as amended.


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